Exhibit 10.1
[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ADDENDUM NO. 4 TO
AMENDED AND RESTATED SERVICES AGREEMENT
This Addendum No. 4 (this “Addendum”) is made and entered into as of the 30th day of April, 2019 (the “Addendum Effective Date”) by and between IHC Health Services, Inc., a Utah non-profit corporation, (“IMH” or sometimes referred to as “Intermountain” or “Intermountain Healthcare”) and R1 RCM Inc., a Delaware corporation, formerly known as Accretive Health, Inc. (“R1”) (each a “Party” and collectively, the “Parties”), pursuant to and subject to that certain Amended and Restated Services Agreement (as amended, referred to herein as the "Services Agreement") dated as of January 23, 2018, by and between the Parties.

WHEREAS, the Services Agreement was amended by (i) Addendum No. 1 to Amended and Restated Services Agreement, effective as of April 30, 2018, (ii) Addendum No. 2 to Amended and Restated Services Agreement, effective as of June 18, 2018 and (iii) Addendum No. 3 to Amended and Restated Services Agreement, effective as of September 27, 2018.

NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Parties hereby agree as follows:

1.	Purpose
The Parties intend to supplement the Services Agreement to add terms that the Parties specifically intended to agree upon following the Effective Date of the Services Agreement and to supplement and adjust certain Service Levels as set forth herein. When signed by both Parties, this Addendum shall be attached to, and deemed a part of, the Services Agreement. All other terms and conditions of the Services Agreement shall remain in full force and effect.

2.	Definitions
Capitalized terms used in this Addendum but not otherwise defined herein shall have the meanings given to such terms in the Services Agreement.

Exhibit 1.1 of the Services Agreement is hereby supplemented with the definition set forth below:
“IMH Homecare” means IMH’s post-acute care operations, including Intermountain Home Health, Intermountain Hospice, Intermountain Home Medical Equipment and Intermountain IV Therapy.

3.	Service Levels
The Parties agree that R1 will measure and report performance with respect to certain Service Levels for IMH Homecare separate from performance for the IMH Facilities and the IMH Providers. The Parties further agree to amend the Service Levels as set forth herein.
Effective as of January 1, 2019, the Parties agree to amend Exhibit 3.6 as follows:

3.1	Definitions.
Exhibit 3.6 is hereby supplemented with the definition set forth below:
“IMH Homecare Base Fee” means the portion of the Base Fee attributable to IMH Homecare based on the Cash Collections received by IMH Homecare during the [*****] period that ends one month prior to the commencement of the relevant [*****].

3.2	General. The Parties agree to delete Sections 2.2 and 2.3 in their entirety and replace them with the following:
2.2    The IMH Facilities and IMH Providers will be combined for purposes of monitoring, measuring, collecting, recording and reporting Service Level 1. The IMH Facilities, IMH Providers and IMH Homecare will be combined for purposes of monitoring, measuring, collecting, recording and reporting Service Level 10.
2.3    With respect to Service Levels 3 – 5, 8 and 11, all IMH Facilities will be grouped together (the “Facility Group”) for purposes of monitoring, measuring, collecting, recording and reporting such Service Levels. The Facility Group shall be considered separately from each of the other groups when calculating any Service Level Credits resulting from a Service Level Default under Service Levels 3 – 5, 8 and 11. With respect to Service Level 6, all IMH Providers will be grouped together (the “Provider Group”) for purposes of monitoring, measuring, collecting, recording and reporting such Service Level. The Provider Group shall be considered separately from each of the other groups when calculating any Service Level Credit resulting from a Service Level Default under Service Level 6. With respect to Service Levels 2, 7 and 9, all IMH Homecare will be grouped together (the “Homecare Group”) for purposes of monitoring, measuring, collecting, recording and reporting such Service Levels. The Homecare Group shall be considered separately from each of the other groups when calculating any Service Level

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Credits resulting from a Service Level Default under Service Levels 2, 7 and 9. Each of the Facility Group, the Provider Group and the Homecare Group may be referred to as a “Service Level Group”.

3.3
Service Level Effective Dates for IMH Homecare. The Parties agree that, for purposes of IMH Homecare: (a) the Service Level Effective Date for Service Levels 2, 7 and 10 is January 1, 2019 and (b) the Service Level Effective Date for Service Level 9 is [*****].

3.4	Service Level Criteria. The Parties agree to delete Section 3 in its entirety and replace it with the following:
3.1    Service Level 1 - Patient Financial Services for IMH Facilities and IMH Providers. This Service Level shall mean, for any Measurement Window for the IMH Facilities and IMH Providers, each of (i) Patient Financial Services Customer Service Mean Speed to Answer and (ii) Patient Financial Services Abandonment Rate.
“Patient Financial Services Customer Service Mean Speed to Answer” means, for any Measurement Window, (a) the PFS Aggregate Hold Time, divided by (b) the number of calls to R1’s patient financial services center for which the caller requested to speak with an R1 representative with respect to IMH during the Measurement Window. For purposes of calculating this Service Level, “PFS Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to R1’s patient financial services center (excluding “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with an R1 representative with respect to IMH.
“Patient Financial Services Abandonment Rate” means, for any Measurement Window, (A) the number of calls to R1’s patient financial services center with respect to IMH entering the queue that are abandoned, divided by (B) the total number of inbound calls to R1’s patient financial services center.
This Service Level measures performance with respect to both the IMH Facilities and the IMH Providers.
3.2    Service Level 2 - Patient Financial Services for IMH Homecare. This Service Level shall mean, for any Measurement Window for IMH Homecare, each of (i) Patient Financial Services Customer Service Mean Speed to Answer and (ii) Patient Financial Services Abandonment Rate.
This Service Level measures performance with respect to IMH Homecare.
3.3    Service Level 3 - Percentage of scheduled Patients who have 100% Financial Clearance Completion. This Service Level shall mean for a given Measurement Window

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

for IMH (a) the number of Patients (both inpatient and outpatient) who had an appointment at an IMH Facility and which appointment (1) was scheduled 48 hours or more prior to such Patient’s appointment, and (2) occurs during such Measurement Window and who had 100% Financial Clearance, divided by (b) the number of Patients, both inpatient and outpatient, who had an appointment and which appointment (1) was scheduled 48 hours or more prior to such Patient’s appointment and (2) occurs during such Measurement Window, expressed as a percentage. “Financial Clearance” shall mean that (i) the Patient’s eligibility has been identified and (ii) the requisite insurance authorization has been obtained.
This Service Level measures performance with respect to the IMH Facilities.
3.4    Service Level 4 - Percentage of inpatients who presented as uninsured, were admitted, and were screened for a third party paying solution. This Service Level shall mean for a given Measurement Window (a) the number of Patients, who (1) were admitted as inpatients, (2) had their stay at an IMH Facility commence during such Measurement Window, (3) presented themselves as uninsured at or prior to the time of registering/checking-in, and (4) were screened for a third party paying solution, divided by (b) the number of inpatients who (1) had their stay at an IMH Facility commence during such Measurement Window, and (2) presented themselves as uninsured. If a change in IMH policy impedes or alters the ability of R1 to perform the applicable Services, the Parties shall meet to change this Service Level measurement and/or Target Level as applicable.
This Service Level measures performance with respect to the IMH Facilities.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3.5    Service Level 5 - Credit AR Days for IMH Facilities. This Service Level shall mean for a given Measurement Window for IMH (a) the negative balance accounts receivable for the IMH Facilities as of the last day of the Measurement Window, divided by (b) the average daily gross patient service revenue (GPSR) for the IMH Facilities for such Measurement Window. Average daily GPSR is calculated by dividing the total GPSR for the applicable Measurement Window by the number of calendar days during such Measurement Window. The source data for measurement will be the Revenue Cycle Analytics Report.
3.6    Service Level 6 - Credit AR Days for IMH Providers. This Service Level shall mean for a given Measurement Window for IMH (a) the negative balance accounts receivable for the IMH Providers as of the last day of the Measurement Window, divided by (b) the average daily gross patient service revenue (GPSR) for the IMH Providers for such Measurement Window. Average daily GPSR is calculated by dividing the total GPSR for the applicable Measurement Window by the number of calendar days during such Measurement Window. The source data for measurement will be the Revenue Cycle Analytics Report.
3.7    Service Level 7 - Credit AR Days for IMH Homecare. This Service Level shall mean for a given Measurement Window for IMH (a) the negative balance accounts receivable for IMH Homecare as of the last day of the Measurement Window, divided by (b) the average daily gross patient service revenue (GPSR) for IMH Homecare for such Measurement Window. Average daily GPSR is calculated by dividing the total GPSR for the applicable Measurement Window by the number of calendar days during such Measurement Window. The source data for measurement will be the Revenue Cycle Analytics Report.
3.8    Service level 8 – Coding Quality for IMH Facilities. This Service Level shall mean, for any Measurement Window for the IMH Facilities, the weighted average of each of: [*****].
[*****]

[*****]

[*****]

“Coding Audit” shall mean R1’s [*****] sample based internal audit of the accuracy of the billing coding performed by R1 employees, which audit shall not (for the avoidance of doubt) include billing coding performed by any third party coding services provider (whether engaged by R1 or IMH). Cases coded by a Transitioned Employee shall be subject to the Coding Audits only after such Transitioned Employee has been employed

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

by R1 for one full [*****]. Each R1 coder shall be audited at least [*****]. In conducting the Coding Audits, R1 shall use only personnel holding the following credentials: auditors of inpatient coding records must have at least [*****] years of hospital inpatient coding experience and auditors of outpatient coding records must have at least [*****] years of hospital outpatient coding experience. Additionally, each coding auditor must have any one or more of the following coding credentials: (i) RHIA, (ii) RHIT, (iii) CCS or (iv) CPC.
This Service Level measures performance with respect to the IMH Facilities.
3.9    Service Level 9 - Coding Quality for IMH Homecare. This Service Level shall mean, for any Measurement Window for IMH Homecare, [*****].
This Service Level measures performance with respect to IMH Homecare.
3.10    Service Level 10 - Remittance Posting. This Service Level shall mean, for any Measurement Window, each of (i) Remittance Posting Within One Business Day and (ii) Remittance Posting Within Two Business Days.
“Remittance Posting Within One Business Day” means, for any Measurement Window, the result (expressed as a percentage) of (a) the number of remittances (excluding zero dollar remittances) received by IMH during such Measurement Window that are reconciled and posted either to a Patient account or an Unapplied Cash Account within one (1) business day, divided by (b) the total number of remittances (excluding zero dollar remittances) received by IMH during such Measurement Window.
“Remittance Posting Within Two Business Days” means, for any Measurement Window, the result (expressed as a percentage) of (a) the number of remittances (excluding zero dollar remittances) received by IMH during such Measurement Window that are reconciled and posted either to a Patient account or an Unapplied Cash Account within two (2) business days, divided by (b) the total number of remittances (excluding zero dollar remittances) received by IMH during such Measurement Window.
For purposes of calculating this Service Level, “Unapplied Cash Account” shall mean the general ledger accounts used to post unidentified payments.
This Service Level measures performance with respect to the IMH Facilities, the IMH Providers and IMH Homecare.
3.11    Service Level 11 - Pre-Registration, Insurance Verification and Authorization. This Service Level shall mean, for any Measurement Window, each of (i) Pre-Registration, Insurance Verification and Authorization Mean Speed to Answer and (ii) Customer Service Abandonment Rate.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“Pre-Registration, Insurance Verification and Authorization Mean Speed to Answer.” This Service Level shall mean, for any Measurement Window for IMH, (a) the CS Aggregate Hold Time, divided by (b) the number of calls to R1’s Customer Service Center for which the caller requested to speak with an R1 representative with respect to IMH and R1 performed Registration, Insurance Eligibility Verification or Authorization Services (each as defined in Exhibit 3.1) during the Measurement Window. For purposes of calculating this Service Level, “CS Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to R1’s Customer Service Center (excluding “hand-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with an R1 representative with respect to R1’s Customer Service Center.
“Customer Service Abandonment Rate” means, for any Measurement Window, (A) the number of calls to R1’s Customer Service Center with respect to IMH entering the queue that are abandoned, divided by (B) the total number of inbound calls to R1’s Customer Service Center.
This Service Level measures performance with respect to the IMH Facilities.
3.12    Service Level 12 – Patient Registration Satisfaction Survey. This Service Level shall be agreed to by the Parties in accordance with the following:
(a) The Parties shall work together in good faith to determine a methodology for measuring the Patient Registration Satisfaction Survey Service Level, which will measure patient satisfaction with respect to patient registration at inpatient and Emergency Department locations.
(b) The Parties shall establish a Target Level for Service Level 12 using Press Ganey survey results for patient registration during the period commencing [*****].
(c) The Parties shall implement the methodology and Target Level for Service Level 12 for a [*****].

3.5	Target Levels. The Parties agree to delete Section 4 in its entirety and replace it with the following:
The target level for each of the Service Levels (“Target Level”) will be as follows:
4.1    Service Level 1: ‘Patient Financial Services for IMH Facilities and IMH Providers’ – (i) for Patient Financial Services Customer Service Mean Speed to Answer, less than or equal to [*****] seconds; and (ii) for Patient Financial Services Abandonment Rate, less than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.2    Service Level 2: ‘Patient Financial Services for IMH Homecare’ – (i) for Patient Financial Services Customer Service Mean Speed to Answer, less than or equal to [*****] seconds; and (ii) for Patient Financial Services Abandonment Rate, less than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.
4.3    Service Level 3: ‘Percentage of scheduled Patients who have 100% Financial Clearance Completion’ – Greater than or equal to [*****].
4.4    Service Level 4: ‘Percentage of inpatients who presented as uninsured, were admitted, and were screened for a third party paying solution’ – Greater than or equal to [*****].
4.5    Service Level 5: ‘Credit AR Days for IMH Facilities’ – Less than or equal to [*****].
4.6    Service Level 6: ‘Credit AR Days for IMH Providers’ – Less than or equal to [*****].
4.7    Service Level 7: ‘Credit AR Days for IMH Homecare’ – Less than or equal to [*****].
4.8    Service Level 8: ‘Coding Quality for IMH Facilities’ – [*****]
4.9    Service Level 9: ‘Coding Quality for IMH Homecare’ – [*****]
4.10    Service Level 10: ‘Remittance Posting’ – (i) for Remittance Posting Within One Business Day, greater than or equal to [*****]; and (ii) for Remittance Posting Within Two Business Days, greater than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.
4.11    Service Level 11: ‘Pre-Registration, Insurance Verification and Authorization’ – (i) for Pre-Registration, Insurance Verification and Authorization Mean Speed to Answer, less than or equal to [*****] seconds; and (ii) for Customer Service Abandonment Rate, less than or equal to [*****]. For the avoidance of doubt, R1 must meet (i) and (ii) to achieve the Target Level for this Service Level.
4.12    Service Level 12: [*****]

3.6	Changes to Existing Service Levels. The Parties agree to delete Section 5 in its entirety and replace it with the following:
The number of Service Levels will not exceed [*****] unless agreed otherwise by the Parties. For the avoidance of doubt, the current number of Service Levels is twelve. An

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

opportunity to reset or adjust the Target Levels for each of the Service Levels will occur every [*****] years beginning on [*****] during the Term. In the [*****] months prior to the applicable opportunity to reset or adjust any Target Levels, R1 and IMH will meet to discuss whether to reset or adjust any Target Levels.
Any reset or adjustment to any Service Level or Target Level resulting from this Section 5 must be mutually agreed in writing in order to be effective, shall apply prospectively only, and shall not be applied to any period of time preceding the written agreement of the Parties with respect to such reset or adjustment.

3.7	Service Level Credits. The Parties agree to delete Section 7.3 in its entirety and replace it with the following:
7.3    If R1’s performance for a Service Level does not achieve the Target Level in a Measurement Window, resulting in a Service Level Default for such Service Level, R1 shall apply a Service Level Credit on the next practicable invoice following determination of the Service Level Credit, equal to the product of (i) [*****], divided by the number of Service Levels for the applicable Service Level Group or Service Level Groups that have commenced their respective Service Level Effective Date and for which this Exhibit contains both a metric (in Section 3) and a Target Level (in Section 4), multiplied by (ii) [*****] for such Measurement Window.
Any Service Level Credit resulting from a Service Level Default of Service Level 1 would apply to the combined IMH Facilities Base Fee and the IMH Providers Base Fee.
Any Service Level Credit resulting from a Service Level Default of Service Levels 2, 3, 4, 5, 6, 7, 8, 9 or 11 shall apply only to the IMH Facilities Base Fee, the IMH Providers Base Fee or the IMH Homecare Base Fee, as applicable.
Further, any Service Level Credit resulting from a Service Level Default of Service Level 10 would apply to the entire Base Fee.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Example Credit Calculation For a Service Level Default with respect to the IMH Facilities
a        Quarterly Base Fee                $ [*****]
b        [*****]                      [*****]

c        Facilities Base Fee Cash %             [*****]
e        Facilities Service Levels Missed                1
f        Facilities Total Service Levels Active              7

[*****]    Credit Owed                    $ [*****]

4.	Incentive Fees for IMH Homecare.
Effective as of Contract Year 2019, in accordance with Section 5.1 of Exhibit 11.1-B, the Parties have established IMH Homecare as a separate Book of Business with a separate Incentive Fee from the IMH Providers Book of Business and the IMH Providers Incentive Fee.

4.1
Effective as of Contract Year 2019, the Parties agree that the definition of “Book of Business” as set forth in Section 1 of Exhibit 11.1-B shall be deleted in its entirety and replaced with the following:

“Book of Business” shall mean each of: 1) the aggregate IMH Providers; 2) the aggregate IMH Facilities; and 3) the aggregate IMH Homecare.

4.2
The Parties agree that the Lower Bounds for each Metric for IMH Homecare for Contract Year 2019, each as determined in accordance with Exhibit 11.1-B to the Services Agreement, shall be as set forth in the table below:

	Metric	Weighting for [*****]	Weighting for [*****]	IMH Homecare	IMH Homecare
				Lower Bound for [*****]	Upper Bound for [*****]
1	[*****]	[*****]	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]	[*****]	[*****]
4	[*****]	[*****]	[*****]	[*****]	[*****]
5	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.3
The Parties agree that the Lower Bounds for each Metric for the IMH Facilities and the IMH Providers for [*****], each as determined in accordance with Exhibit 11.1-B to the Services Agreement, shall be amended and restated as set forth in the table below:

	Metric	Weighting for [*****]	Weighting for [*****]	IMH Facilities	IMH Providers	IMH Facilities	IMH Providers
				Lower Bound for [*****]	Lower Bound for [*****]	Upper Bound for [*****]	Upper Bound for [*****]
1	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
4	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
5	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

SIGNATURE PAGE FOLLOWS

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[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their respective duly authorized representatives as of the Addendum Effective Date.

IHC Health Services, Inc. By: /s/ Todd E. Craghead Name: Todd E. Craghead Title: VP Revenue Cycle	R1 RCM Inc. By: /s/ H. Jeffrey Brownawell Name: H. Jeffrey Brownawell Title: SVP Customer Operations

SIGNATURE PAGE TO ADDENDUM 4 TO AMENDED AND RESTATED SERVICES AGREEMENT